AMENDMENT
TO
EMPLOYMENT AGREEMENT

      THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT (the “Amendment”) is effective as of March 31, 2014 (the “Effective Date”), by and between U.S. Geothermal Inc., a Delaware corporation (the “Company”), and Jonathan Zurkoff (“Employee”).

RECITALS

      WHEREAS, the Company and Employee entered into an Employment Agreement with a term from December 31, 2010 until March 31, 2013 (the “Agreement”).

     WHEREAS, the Company and Employee entered into an amendment extending the Agreement until March 31, 2014 (the “Extension”).

      WHEREAS, the Company and Employee desire to amend and extend the Agreement on the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and this Amendment, the parties hereby agree as follows:

      1. Title. Section 1 of the Agreement is hereby amended to reflect that the Employee is employed as the Executive Vice President, Finance.

      2. Term. The term of the Agreement as set forth in Section 2 of the Agreement, is hereby extended and will remain in full force and effect until March 31, 2015.

      3. Expenses. Section 6 of the Agreement will be amended by the addition of the follow provision at the end of the second sentence thereof:

“and reimbursement by the Company will be made as soon as administratively practicable thereafter but in no event later than the earlier of (i) three (3) months after the date of termination and (ii) and no later than the end of the calendar year in which the expense was incurred.”

      4. Termination Payment under Section 8.4. The second sentence of Section 8.4 of the Agreement is hereby amended and restated as follows: “Any payments made under this Section 8.4, in all events, will be paid on the 30th day following of the date of termination.”

      5. Savings Clause. Except as modified by this Amendment, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

[signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment on April 7, 2014.

U.S. Geothermal Inc. a Delaware corporation

By:	/s/ Dennis J. Gilles
Name:	Dennis J. Gilles
Title:	Chief Executive Officer

SIGNED by the Employee in the presence of:

/s/ Kerry D. Hawkley	/s/ Jonathan Zurkoff
Witness	Jonathan Zurkoff

Kerry D. Hawkley
Printed Name of Witness